# 00213680 – HMS Prospectus Supplement

Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated July 18, 2018
to the Prospectus dated May 1, 2018

This supplement revises certain information contained in the above-referenced prospectus (the “Prospectus”) regarding the International Equity Fund, a series of Homestead Funds, Inc.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective January 2, 2019, Ferrill Roll and Andrew West will serve as co-lead portfolio managers of the International Equity Fund (the “Fund”).

1. The section titled “International Equity Fund – Portfolio Management Team” on page 27 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Management Team

Ferrill Roll, Andrew West, Scott Crawshaw, Bryan Lloyd, Patrick Todd, and Alexander Walsh serve as the portfolio managers of the Fund. Mr. Roll and Mr. Walsh have held this position since January 2016. Mr. Lloyd and Mr. West have held this position since January 2016 and Mr. Todd has held this position since January 2017. Mr. Crawshaw has held his position since January 2018. Messrs. Roll and West are the co-lead portfolio managers.